UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 23, 2003

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as depositor under an Pooling and Servicing Agreement, dated as of April 1, 2003, providing for, inter alia, the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series 2003-RS3)

                    Residential Asset Mortgage Products, Inc.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)

DELAWARE                            333-86786                  41-1955181
--------                            ---------                  ----------
(State or Other Jurisdiction       (Commission              (I.R.S. Employer
of Incorporation)                  File Number)             Identification No.)


8400 Normandale Lake Blvd.
Suite 250
Minneapolis, Minnesota              55437
----------------------              -----
(Address of Principal             (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (952) 857-7000

Item 5. Other Events.
        ------------

         The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2002 and December 31, 2001, and for each of the years in the three-year period ended December 31, 2002, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 28, 2003, Commission File Number 1-10777), and Current Reports on Form 8-K filed with the Securities and Exchange Commission on January 24, 2003, February 28, 2003, March 4, 2003, March 20, 2003, March 26, 2003, March 31, 2003 and April 21, 2003 as such Current Reports related to Ambac Assurance Corporation, are hereby incorporated by reference in this prospectus supplement and shall be deemed to be a part hereof.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                           Item 601 (a) of
                           Regulation S-K
Exhibit No.                Exhibit No.               Description
-----------                -----------               -----------

1                          23                        Consent of KPMG LLP,
                                                     independent auditors of
                                                     Ambac Assurance Corporation
                                                     and subsidiaries with
                                                     respect to the Residential
                                                     Asset Mortgage Products,
                                                     Inc. Mortgage Asset-Backed
                                                     Pass-Through Certificates,
                                                     Series 2003-RS3.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    RESIDENTIAL ASSET MORTGAGE
                                                    PRODUCTS, INC.

                                                    By: /s/ Michael Mead
                                                        ----------------------
                                                    Name:   Michael Mead
                                                    Title:  Vice President

Dated: April 23, 2003

                                  EXHIBIT INDEX

                  Item 601 (a) of                                                       Sequentially
Exhibit           Regulation S-K                                                        Numbered
Number            Exhibit No.               Description                                 Page
------            -----------               -----------                                 ----
1                     23                    Independent Auditors' Consent               6